Annual Fund Operating Expenses - Regents Park Hedged Market Strategy ETF - Regents Park Hedged Market Strategy ETF	May 29, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	0.75%	[1]
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	0.00%
Expenses (as a percentage of Assets)	0.75%

[1]	The Fund’s adviser, Regents Park Funds, LLC (the “Adviser”) provides investment advisory service, and is responsible for all of the expenses and liabilities of the Fund, inclusive of fees and expenses of other investment companies in which the Fund may invest, except for any brokerage fees and commissions, taxes, borrowing costs (such as dividend expense on securities sold short and interest), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Board of Trustees and officers with respect thereto in return for a “unitary fee.”